1 Q1 2023 EARNINGS RELEASE May 2, 2023

2Littelfuse, Inc. © 2023 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2023 Q1 2023 HIGHLIGHTS ▪ Strong financial performance above guidance ▪ Revenue $610m ▪ Adj. Operating Margin 19% ▪ Adj. Diluted EPS $3.64 ▪ Adj. EBITDA 25% ▪ Resiliency of business model & strength of execution deliver strong profitability ▪ Strategy-led acquisitions drive long-term profitable growth ▪ Western Automation acquired Feb 2023 ▪ Significant progress on multiple integrations - Driving value creation through expanded capabilities & solutions ▪ New business wins within the global structural themes of sustainability, connectivity & safety

5Littelfuse, Inc. © 2023 Expanded technologies for eMobility off-board charging infrastructure, industrial safety & renewables; Access to high-growth opportunities x WESTERN AUTOMATION ACQUISITION HEAVY FOCUS ON ELECTRIFICATION x EV Charger Fault Detection x x RCD Protection x x Arc Fault Detection x

6Littelfuse, Inc. © 2023 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our capabilities, investments & diversification deliver significant value

7Littelfuse, Inc. © 2023 INDUSTRIAL END MARKETS POSITIONED FOR ACCELERATED GROWTH ▪ Breadth of portfolio & capabilities for high- power applications driving new business wins ▪ Sustainability & efficiency: renewables, energy storage, HVAC ▪ Safety: power supplies, industrial automation ▪ Expanding product content & rate of new business wins accelerating ▪ Industrial safety...within major restaurant & retail chains ▪ Manufacturing infrastructure ▪ Global engineering capabilities empowering customers’ next generation innovation Q1 2023 Highlights

8Littelfuse, Inc. © 2023 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION ▪ Passenger vehicle design win trajectory supports continued long-term double-digit content outgrowth ▪ Electrification: battery management systems, on- board chargers ▪ Electronification: telematics, comfort & convenience applications ▪ Broad global commercial vehicle design wins will drive long-term growth ▪ Electrification & electronification ▪ Trucks, delivery vehicles, two-wheelers, construction equipment, material handling, trains: battery management systems, body control modules, rail traction, GPS ▪ Off-board charging infrastructure Q1 2023 Highlights

9Littelfuse, Inc. © 2023 ELECTRONICS END MARKETS EXPANDING OUR LEADERSHIP ▪ Close customer collaboration drives product innovation & design-in activity; robust wins ▪ Sustainability & efficiency: water meters, LED lighting ▪ Connectivity: communications infrastructure, home technologies ▪ Safety: critical lifesaving medical devices ▪ Accelerating product content in high-growth applications with C&K Switches portfolio ▪ Industry awards for top supplier of best-in-class innovative solutions Q1 2023 Highlights

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

11Littelfuse, Inc. © 2023 ▪ Revenue (-2%) vs PY, (-8%) organic ▪ Acquisitions +7%, F/X (-1%) ▪ GAAP operating margin 18.1%; adj. operating margin 19.0% ▪ Strong profitability led by operational execution ▪ Effective tax rate: GAAP 18.5%; adj. 18.8% ▪ Operating cash flow $53m; free cash flow $28m, +26% vs PY ▪ Strong capital structure; net debt to EBITDA leverage 1.4x Q1 2023 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $4.70 $3.54 Adj. EPS $4.99 $3.64 Adj. EBITDA% 30.1% 24.6% $623 $610 Q1-22 Q1-23 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation Highlights

12Littelfuse, Inc. © 2023 $366 $359 Q1-22 Q1-23 Q1 2023 ELECTRONICS SEGMENT FINANCIAL PERFORMANCE Revenue ▪ Revenue growth (-2%) / organic (-12%) ▪ C&K Switches acq. main difference ▪ Continued strength of industrial & automotive markets & content growth, offset by softness across certain electronics end markets & channel inventory reductions ▪ Margins continue above historical target levels ▪ Content growth, pricing & operational execution (in millions) Op Margin 33.0% 25.1% Adj. EBITDA% 37.2% 30.7% Highlights See appendix for GAAP to non-GAAP reconciliation

13Littelfuse, Inc. © 2023 $185 $167 Q1-22 Q1-23 Q1 2023 TRANSPORTATION SEGMENT FINANCIAL PERFORMANCE Revenue ▪ Revenue growth (-10%) / organic (-8%) ▪ Continued segment wide customer & distributor inventory rebalancing ▪ Sequential margin improvements ▪ Operating margin +160bps ▪ Adj. EBITDA margin +180bps ▪ Expect continued positive margin trajectory ▪ Continued price realization ▪ Ongoing cost reductions & operational footprint adjustments (in millions) Op Margin 14.3% 5.1% Adj. EBITDA% 20.1% 11.9% See appendix for GAAP to non-GAAP reconciliation Highlights

14Littelfuse, Inc. © 2023 $73 $85 Q1-22 Q1-23 Q1 2023 INDUSTRIAL SEGMENT FINANCIAL PERFORMANCE Revenue ▪ Revenue growth +16% / organic +13% ▪ Continued strong demand across numerous end markets combined with focus on high growth niches ▪ Renewables, energy storage & industrial automation & safety ▪ Strong margin expansion vs PY & sequential (in millions) Op Margin 17.1% 20.3% Adj. EBITDA% 20.1% 24.3% See appendix for GAAP to non-GAAP reconciliation Highlights

15Littelfuse, Inc. © 2023 Q2 2023 GUIDANCE ▪ Macro view…similar to 90 days ago ▪ Continued growth in industrial, electrification themes ▪ Modest passenger & comm. vehicle market growth ▪ Softness across certain electronics markets ▪ Ongoing inventory rebalancing across Electronics & Transportation segments ▪ Q2 Sales $607 - $633m ▪ Flat vs PY, (-7%) organic ▪ Sequentially +2% ▪ By segment…growth in Industrial & Transportation, decline in Electronics ▪ Q2 EPS $3.20 - $3.45 ▪ (-$0.25) stock compensation retirement provisions ▪ Tax rate ~16% (in millions) See appendix for GAAP to non-GAAP reconciliation $618 $610 $633 - $607 Q2-22 Q1-23 Q2-23 Revenue Adj. EPS $4.26 $3.64 $3.20 - $3.45 GAAP EPS $3.48 $3.54 - Highlights

16Littelfuse, Inc. © 2023 FULL YEAR 2023 CONSIDERATIONS / EXPECTATIONS ▪ F/X (-$0.35) EPS impact, neutral to sales at current F/X rates ▪ Expect to maintain company adjusted operating margins of 17 – 19%...long- term target range ▪ Other Assumptions ▪ $67m amortization expense ▪ $40m interest expense at current rates ▪ Tax rate ~18% ▪ Investing $110 - $120m in capital expenditures

17Littelfuse, Inc. © 2023 DIVERSIFICATION OF TECHNOLOGIES, END MARKETS & GEOGRAPHIES DELIVERS DOUBLE-DIGIT REVENUE & EARNINGS CAGR $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 E P S S a le s Revenue (M$) Adjusted EPS Resilient business model & strong growth strategy ▪ Expanded market leadership & profitability ▪ Playbook to successfully manage through dynamic environments ▪ Prioritizing long-term strategic investments & managing cost structure ▪ Experienced global teams *15-yr: 2007 - 2022; 10-yr: 2012 - 2022; 5-yr: 2017 - 2022 15-, 10-, 5-yr CAGRs* Sales +11% to +16% Adj EPS +17%

18Littelfuse, Inc. © 2023 APPENDIX

19Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION

20Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

21Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

22Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

23Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

24Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D